1999 Annual Report




OPPENHEIMER

Multi-Sector
Income Trust

October 31, 1999





                                                   [logo]OppenheimerFunds(R)
                                                         THE RIGHT WAY TO INVEST

Dear Shareholder:

We are pleased to present this annual report for Oppenheimer Multi-Sector Income Trust for the reporting period ended October 31, 1999. For the period, the Trust provided a 4.46% average annual total return, which represents the sum of the dividend income and the change in value of the underlying bond portfolio. Its average annual total return at market value was -6.64%, which represents the change in share price on the New York Stock Exchange. The dividend return was 10.50%.(1)

Investment Breakdown:
Oppenheimer Multi-Sector Income Trust
as of 10/31/99:(2)

[pie chart]

Corporate: 32.2%
International: 31.2%
Mortgage-Backed: 20.6%
U.S. Government: 10.1%
Money Market:  3.9%
Convertible:  2.0%

The world's bond markets have been highly volatile over the past year, especially in the emerging markets. When the reporting period began, we were in the midst of the global financial crisis, which had spread from Asia to Russia, and was threatening Latin America. What's more, the U.S. and international bond markets were further unsettled by problems experienced by a number of hedge funds during the summer of 1998. These large, highly leveraged, private investment companies were forced to sell large amounts of bonds into an already troubled market, causing many bond prices to plummet. In 1999, both the global financial crisis and hedge fund problems have appeared to ease. Signs began to emerge early in the year that troubled emerging market economies were stabilizing, and emerging market bond prices began to rise from depressed levels.

In the United States, stronger-than-expected economic growth caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Most U.S. Government securities prices fell in anticipation of these rate hikes. However, the strong economy benefited many high yield corporate bonds, and prices generally rose in expectation of higher corporate profits and credit quality.

In this environment, we have continued to emphasize those areas of the bond market where we have identified attractive relative values. Emerging market bonds currently offer yields at the high end of their range relative to developed market bonds, providing the potential for capital appreciation. Although we have not yet seen that potential realized, we believe that it will occur when investors become convinced that global economic recovery is truly underway.

Accordingly, we have increased our holdings in the Trust's emerging markets sector, where we have focused on attractive values in Southeast Asia. By the same token, we have de-emphasized investments in Latin American markets. In our view, these economies may be slow to recover. While attractive



The Trust's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Trust's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.
1. Total returns are based on changes in net asset value and market value, respectively, per share from 10/31/98 to 10/31/99 without deducting any sales charges or brokerage costs. Such performance would have been lower if sales charges and brokerage costs were taken into account. Dividend return is determined by annualizing the October 1999 dividend of $0.07 and dividing by the closing market price on the New York Stock Exchange of $8.00 per share on 10/22/99 (payment date). Past performance does not guarantee future results.
2. Portfolio composition is subject to change. Chart is based on total investments at market value.

values in Latin American bonds and currencies exist, higher U.S. interest rates are likely to adversely affect bond prices there. Therefore, we do not yet believe that the time is right to increase our exposure to Latin America.

However, we have found particularly attractive values in certain areas of the U.S. Government securities sector. While returns from U.S. Treasury securities have been negative so far in 1999 because of higher interest rates, total returns of mortgage-backed securities issued by government agencies have been mostly positive. Bonds issued by the Federal Home Loan Mortgage Corporation, a government agency, represent a particularly dramatic example of relative value in this area. These mortgage-backed securities historically yield on average about 40 basis points more than U.S. Treasury securities; as of October 1999, they yield about 90 basis points more. We attribute this wider-than-average difference to the achievement of a federal budget surplus, which has resulted in lower issuance of U.S. Treasury securities. We have attempted to take advantage of relative values such as these by increasing our holdings of mortgage-backed securities, including "interest-only" securities whose prices tend to increase as interest rates rise.

We have also increased our exposure to high yield corporate bonds. Like the profits of the U.S.-based corporations that issue them, these securities tend to do well in a strong economy. Our current favorite corporate sector continues to be the telecommunications industry, which is growing dramatically. More recently, we have added to our energy holdings as commodities prices have improved. We've also increased our exposure to economically sensitive companies, such as producers of chemicals, steel and paper.

We have recently adopted a number of proprietary quantitative models that are designed to help us identify, quantify and manage three of the specific kinds of risk that may affect the Fund: interest-rate risk, currency risk and credit risk. These models combine quantitative tools--such as econometric modeling and technical analysis--to help recommend the direction in which we should weight the portfolio relative to our benchmark. Of course, we always combine the quantitative analyses with our own fundamental judgment as portfolio managers. In our view, these models serve as a valuable information resource in our decision-making process.

As for the future of the financial markets, we are cautiously optimistic. We have attempted to position the Trust to take advantage of good values in emerging market, mortgage-backed and corporate bonds. If, as we expect, the U.S. economy remains strong and international economies gain strength next year, we believe these investments should provide above-average total returns, including high yields and price appreciation. And because shares of the Trust are currently selling at a discount to their net asset value, we believe that investors may be able to participate in these trends at attractive prices.

Nonetheless, we are prepared for continued volatility in the fixed income markets for the remainder of 1999. For example, higher U.S. interest rates implemented by the Federal Reserve Board over the summer may adversely affect international bond markets, especially in those countries that export goods and services to the United States. However, once this round of rate hikes is over, we believe the stage will be set for very attractive returns over the longer term. Having the patience and discipline to weather short-term volatility on the road to longer-term gains is the essence of our investment strategy, and is an important reason Oppenheimer Multi-Sector Income Trust is part of The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust

November 19, 1999

Statement of Investments October 31, 1999
Oppenheimer Multi-Sector Income Trust

                                                                                       Face           Market Value
                                                                                     Amount(1)         See Note 1
                                                                                   -------------      ------------
U.S. Government Sector--10.2%
U.S. Treasury Bonds:
   6%, 8/15/04 .................................................................    $ 5,260,000        $ 5,273,150
   6.375%, 8/15/27 .............................................................     18,200,000         18,137,447
   11.875%, 11/15/03(2) ........................................................      3,500,000          4,212,033
   STRIPS, 5.99%, 11/15/18(3) ..................................................      1,100,000            318,353
                                                                                                       -----------
Total U.S. Government Sector (Cost $28,954,659) ................................                        27,940,983
                                                                                                       -----------

                                                                                      Shares
                                                                                   -------------
Convertible Sector--2.1%
Preferred Stocks--1.9%
CGA Group Ltd., Series A(4)(5) .................................................         39,531            988,275
Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
   Series B, Non-Vtg.(4) .......................................................            234            222,885
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg. ......................          4,000            160,000
Dobson Communications Corp., 12.25% Sr. Exchangeable(4) ........................            616            599,060
Dobson Communications Corp., 13% Sr. Exchangeable(4) ...........................            309            312,862
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(4) ...............            213             64,432
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
   Series B, 3/1/08, Non-Vtg.(6) ...............................................          4,000            193,000
Global Crossing Ltd., 10.50% Sr. Exchangeable, 12/1/08(4) ......................          4,000            423,000
Intermedia Communications, Inc., 13.50% Exchangeable, Series B(4) ..............            821            749,162
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable
   Preferred Stock, Non-Vtg.(4) ................................................          2,948             89,177
Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(4) .......            364            375,830
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(4) ...........................          8,570            439,213
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(4) .........             22            239,250
Spanish Broadcasting Systems, Inc., 14.25% Cum.
   Exchangeable, Non-Vtg.(4)(7) ................................................            230            245,525
Star Gas Partners, LP ..........................................................            220              3,658
                                                                                                       -----------
                                                                                                         5,105,329
                                                                                                       -----------

                                                                                       Units
                                                                                   -------------
Rights, Warrants and Certificates--0.2%
Ames Department Stores, Inc., Litigation Trust Wts.(5) .........................        128,889              1,289
Becker Gaming, Inc. Wts., Exp. 11/15/00(5) .....................................         25,000                 --
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(7) ...............................            404              1,565
CGA Group Ltd. Wts., Exp. 12/31/49(5) ..........................................         32,000              9,600
Clearnet Communications, Inc. Wts., Exp. 9/15/05 ...............................            330              6,976
Concentric Network Corp. Wts., Exp. 12/15/07(5) ................................            600            150,075
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 .............................            800                 --
e.spire Communications, Inc. Wts., Exp. 11/1/05 ................................            700             43,858
FirstWorld Communications, Inc. Wts., Exp. 4/15/08(5) ..........................            500             35,062
Globix Corp. Wts., Exp. 5/1/05(5) ..............................................            600             42,000


                                                                               3

Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                                    Market Value
                                                                                       Units         See Note 1
                                                                                   ------------     ------------
Rights, Warrants and Certificates (Continued)
Gothic Energy Corp. Wts.:
   Exp. 1/23/03 ................................................................          6,053      $       --
   Exp. 1/23/03(5) .............................................................          3,455              35
   Exp. 9/1/04(5) ..............................................................         10,150          10,789
ICG Communications, Inc. Wts., Exp. 9/15/05 ....................................          4,125          45,950
In-Flight Phone Corp. Wts., Exp. 8/31/02 .......................................            900              --
Insilco Corp. Wts., Exp. 8/15/07(5) ............................................            720              --
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(5) ...............................            920           2,818
Long Distance International, Inc. Wts., Exp. 4/15/08(5) ........................            400             400
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(5) ........................            975          11,822
Millennium Seacarriers, Inc. Wts., Exp. 7/15/05(5) .............................            700             963
Protection One, Inc. Wts., Exp. 6/30/05(5) .....................................          6,400           1,600
WAM!NET, Inc. Wts., Exp. 3/1/05(7) .............................................          1,500          33,563
Wireless One, Inc. Wts., Exp. 10/19/20(5) ......................................          1,500              15
                                                                                                     ----------
                                                                                                        398,380
                                                                                                     ----------
Total Convertible Sector (Cost $5,856,242) .....................................                      5,503,709
                                                                                                     ----------

                                                                                      Shares
                                                                                   -------------
Corporate Sector--32.5%
Common Stocks--0.5%
Capital Gaming International, Inc.(6) ..........................................             18              --
Intermedia Communications, Inc.(6) .............................................            756          19,656
Optel, Inc.(6) .................................................................            815               8
Price Communications Corp.(6) ..................................................         45,734         994,719
Viatel, Inc.(6) ................................................................          2,356          78,632
Weatherford International, Inc. ................................................          7,581         256,806
                                                                                                     ----------
                                                                                                      1,349,821
                                                                                                     ----------

                                                                                       Face
                                                                                     Amount(1)
                                                                                   -------------
Corporate Bonds and Notes--31.2%
Aerospace/Defense--1.8%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04 ..........................................     $  850,000         838,312
Atlas Air, Inc.:
   9.25% Sr. Nts., 4/15/08 .....................................................        675,000         621,000
   9.375% Sr. Unsec. Nts., 11/15/06 ............................................        800,000         744,000
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08 ........................      1,000,000         950,000
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
   Series 1997-1, 9.80%, 1/1/01(5) .............................................        500,000         465,000
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
   Series B, 9/30/08 ...........................................................        800,000         772,000
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
   Series 1997-A, Cl. B, 6/15/04(5) ............................................        418,823         432,267
                                                                                                     ----------
                                                                                                      4,822,579
                                                                                                     ----------


4

Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Chemicals--0.8%
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07 .....................     $  300,000      $  247,500
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon
   Sr. Disc. Nts., 13.08%, 12/31/09(3)(7) ......................................      1,250,000         340,625
Lyondell Chemical Co., 9.875% Sec. Nts., Series B, 5/1/07 ......................        500,000         500,000
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07 ....................        200,000         157,000
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
   Series B, 8/1/07 ............................................................        600,000         596,250
Sterling Chemicals, Inc., 12.375% Sec. Nts., 7/15/06(7) ........................        250,000         251,250
                                                                                                     ----------
                                                                                                      2,092,625
                                                                                                     ----------
Consumer Durables--0.1%
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07 .........        400,000         358,000
                                                                                                     ----------
Consumer Non-Durables--1.2%
AKI Holdings, Inc., 10.50% Sr. Unsec. Nts., 7/1/08 .............................        600,000         531,750
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08 .................        400,000         395,000
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03 ....................        370,000         371,850
Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06 .......................        300,000          61,500
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08 ..........        400,000         214,000
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08(5) ...............        360,000         336,600
Revlon Consumer Products Corp.:
   8.625% Sr. Unsec. Sub. Nts., 2/1/08 .........................................        300,000         165,000
   9% Sr. Nts., 11/1/06 ........................................................        775,000         623,875
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05 ............................        400,000         410,000
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08 .................        400,000         262,000
                                                                                                     ----------
                                                                                                      3,371,575
                                                                                                     ----------
Energy--2.1%
Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05 ..............        550,000         522,500
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07 ............        845,000         663,325
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08 .............................        400,000         363,000
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(7) ............        750,000         637,500
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08 ..............        380,000         229,900
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(8) .............        180,000          72,000
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08 ...............        600,000         580,500
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07 .....................        790,000         754,450
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06 ..............................        400,000         426,000
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06 ....................................        500,000         527,500
Statia Terminals International/Statia Terminals (Canada), Inc.,
   11.75% First Mtg. Nts., Series B, 11/15/03 ..................................        200,000         209,000
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07 ...............................        535,000         510,925
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(9) .....        700,000         437,500
                                                                                                     ----------
                                                                                                      5,934,100
                                                                                                     ----------


                                                                               5


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Corporate Bonds and Notes (Continued)
Financial--0.4%
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
   Series B, 4/1/08 ............................................................     $  865,000      $  800,125
Veritas Capital Trust, 10% Nts., 1/1/28 ........................................        525,000         395,062
                                                                                                     ----------
                                                                                                      1,195,187
                                                                                                     ----------
Food & Drug--0.5%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02 ...............................        300,000         143,250
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07 ...................        640,000         576,000
Pathmark Stores, Inc.:
   0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(9) .........................        515,000         504,700
   12.625% Sub. Nts., 6/15/02 ..................................................        200,000         195,000
                                                                                                     ----------
                                                                                                      1,418,950
                                                                                                     ----------
Food/Tobacco--0.8%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08 ......................        200,000         191,500
Chiquita Brands International, Inc., 10% Sr. Nts., 6/15/09 .....................        325,000         245,375
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(9) ...........        327,000         250,155
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06 .................        500,000         515,000
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05 ....................        650,000         537,875
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(8) ........................        100,000          24,500
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08 ...................        400,000         358,000
                                                                                                     ----------
                                                                                                      2,122,405
                                                                                                     ----------
Forest Products/Containers--1.0%
Ball Corp.:
   7.75% Sr. Unsec. Nts., 8/1/06 ...............................................        300,000         292,500
   8.25% Sr. Unsec. Sub. Nts., 8/1/08 ..........................................        400,000         388,000
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07 ...............................        250,000         234,375
Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(5) .............        325,000         306,312
Riverwood International Corp.:
   10.625% Sr. Unsec. Nts., 8/1/07 .............................................        450,000         457,875
   10.875% Sr. Sub. Nts., 4/1/08 ...............................................        250,000         245,000
SD Warren Co., 14% Unsec. Nts., 12/15/06(4) ....................................        556,199         628,505
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06 ......................        250,000         254,375
                                                                                                     ----------
                                                                                                      2,806,942
                                                                                                     ----------
Gaming/Leisure--1.8%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(9) ........................        150,000          72,937
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 ...............................        400,000         334,500
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(8) ..........          5,500              --
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07 ................................        435,000         394,762
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05 .............................        550,000         415,250
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08 ........................        800,000         720,000
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07(10) ........................      1,000,000         990,000
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09 ............        500,000         490,000


6


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Gaming/Leisure (Continued)
Premier Parks, Inc.:
   0%/10% Sr. Disc. Nts., 4/1/08(9) ............................................     $  500,000      $  331,250
   9.25% Sr. Nts., 4/1/06 ......................................................        300,000         288,375
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06 .........................        440,000         422,400
Station Casinos, Inc.:
   9.75% Sr. Sub. Nts., 4/15/07 ................................................        300,000         304,500
   10.125% Sr. Sub. Nts., 3/15/06 ..............................................        200,000         205,000
                                                                                                     ----------
                                                                                                      4,968,974
                                                                                                     ----------
Healthcare--0.6%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08 ...................        600,000         546,000
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(7) ..........................        415,000         379,725
Integrated Health Services, Inc.:
   9.50% Sr. Sub. Nts., 9/15/07(8)(10) .........................................        100,000           7,500
   10.25% Sr. Sub. Nts., Series A, 4/30/06(8) ..................................         15,000           1,125
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08 ......................        250,000         213,750
Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05 ........................        250,000         236,250
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08 .........        250,000         221,875
                                                                                                     ----------
                                                                                                      1,606,225
                                                                                                     ----------
Housing--0.6%
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub. Nts., 6/1/06 ...........        300,000         281,250
Engle Homes, Inc., 9.25% Sr. Unsec. Nts., Series C, 2/1/08 .....................        400,000         350,000
Nortek, Inc.:
   9.125% Sr. Nts., Series B, 9/1/07 ...........................................        420,000         403,200
   9.25% Sr. Nts., Series B, 3/15/07 ...........................................        600,000         583,500
                                                                                                     ----------
                                                                                                      1,617,950
                                                                                                     ----------
Information Technology--1.0%
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05 ...........................        400,000         368,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07 .....................................        600,000         567,000
Fairchild Semiconductor International, Inc.,
   10.375% Sr. Unsec. Nts., 10/1/07 ............................................        500,000         500,625
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08 .........        185,000         173,900
Unisys Corp., 11.75% Sr. Nts., 10/15/04 ........................................        500,000         555,000
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07 ..................................        800,000         680,000
                                                                                                     ----------
                                                                                                      2,844,525
                                                                                                     ----------
Manufacturing--1.7%
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08 ......................................        150,000         138,750
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07 .............................        700,000         353,500
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08 .............        350,000         299,250
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08 ...............................        315,000         118,125
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07 .............        600,000         525,000
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(5) ...................................        720,000         702,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05 .........        700,000         719,250


                                                                               7


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Corporate Bonds and Notes (Continued)
Manufacturing (Continued)
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08 .....................     $  280,000      $  177,800
Polymer Group, Inc., 8.75% Sr. Sub. Nts., 3/1/08 ...............................        500,000         472,500
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
   Series B, 6/15/07 ...........................................................        500,000         442,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08 ...............................        210,000         195,300
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2) ..........................        525,000         517,125
                                                                                                     ----------
                                                                                                      4,661,100
                                                                                                     ----------
Media/Entertainment: Broadcasting--1.5%
Chancellor Media Corp.:
   8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07 ...............................        700,000         700,000
   9% Sr. Unsec. Sub. Nts., 10/1/08 ............................................        800,000         822,000
   10.50% Sr. Sub. Nts., Series B, 1/15/07 .....................................        735,000         797,475
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
   Series B, 3/15/09 ...........................................................        600,000         573,000
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(11) .......................        700,000         733,250
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., Series B, 3/15/04 ............        475,000         526,063
                                                                                                     ----------
                                                                                                      4,151,788
                                                                                                     ----------
Media/Entertainment: Cable/Wireless Video--2.2%
Adelphia Communications Corp.:
   8.125% Sr. Nts., Series B, 7/15/03 ..........................................        250,000         242,813
   8.375% Sr. Nts., Series B, 2/1/08 ...........................................        100,000          94,500
   9.875% Sr. Nts., Series B, 3/1/07 ...........................................        565,000         577,713
Charter Communication Holdings LLC/Charter
   Communication Holdings Capital Corp.:
   0%/9.92% Sr. Disc. Nts., 4/1/11(9) ..........................................        500,000         300,000
   8.625% Sr. Unsec. Nts., 4/1/09 ..............................................        500,000         475,000
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06 ..............................      1,000,000       1,042,500
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09 .............................      1,705,000       1,698,606
Falcon Holding Group LP, 8.375% Sr. Unsec. Debs., Series B, 4/15/10 ............      1,000,000       1,007,500
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
   Series B, 11/1/03(12) .......................................................        250,000         258,750
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
   Series B, 2/15/08(9) ........................................................        600,000         343,500
                                                                                                     ----------
                                                                                                      6,040,882
                                                                                                     ----------
Media/Entertainment: Diversified Media--0.5%
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11 ....................        350,000         306,250
Regal Cinemas, Inc.:
   8.875% Sr. Unsec. Sub. Nts., 12/15/10 .......................................        500,000         352,500
   9.50% Sr. Unsec. Sub. Nts., 6/1/08 ..........................................        200,000         151,000
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08 .........        600,000         552,000
                                                                                                     ----------
                                                                                                      1,361,750
                                                                                                     ----------


8


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face          Market Value
                                                                                     Amount(1)        See Note 1
                                                                                   -------------     ------------
Media/Entertainment: Telecommunications--4.1%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(9) ......................    $ 1,165,000      $   763,075
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07 .....................        495,000          517,275
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(9) .........      1,000,000          565,000
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08 ...........................        365,000          375,038
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(9) .............        500,000          270,000
Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(9) .......        100,000           58,500
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08 .................................        100,000          102,000
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05 ......................................        500,000          437,500
GST Network Funding, Inc., 0%/10.50% Sr. Disc. Nts., 5/1/08(9) .................        250,000          116,250
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(9) ......        480,000          252,000
Intermedia Communications, Inc.:
   0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(9) ...............................        200,000          109,000
   8.50% Sr. Nts., Series B, 1/15/08 ...........................................        500,000          443,750
   8.60% Sr. Unsec. Nts., Series B, 6/1/08 .....................................        300,000          267,000
ITC Deltacom, Inc.:
   8.875% Sr. Nts., 3/1/08 .....................................................        500,000          477,500
   11% Sr. Nts., 6/1/07 ........................................................        250,000          263,750
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(9) ........        920,000          501,400
Level 3 Communications, Inc.:
   0%/10.50% Sr. Disc. Nts., 12/1/08(9) ........................................        250,000          147,500
   9.125% Sr. Unsec. Nts., 5/1/08 ..............................................        250,000          234,375
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08 ........        600,000          592,500
NEXTLINK Communications, Inc.:
   9% Sr. Nts., 3/15/08 ........................................................        250,000          236,250
   9.625% Sr. Nts., 10/1/07(10) ................................................        500,000          482,500
   10.75% Sr. Unsec. Nts., 11/15/08 ............................................        600,000          609,000
   10.75% Sr. Unsec. Nts., 6/1/09 ..............................................        300,000          307,500
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(8) ................................        480,000          122,400
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05 ...........................        400,000          393,000
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08 ...............................        500,000          515,000
US Xchange LLC, 15% Sr. Unsec. Nts., 7/1/08 ....................................        400,000          395,000
Verio, Inc.:
   10.375% Sr. Unsec. Nts., 4/1/05 .............................................        645,000          651,450
   11.25% Sr. Unsec. Nts., 12/1/08 .............................................        500,000          525,000
   13.50% Sr. Unsec. Nts., 6/15/04 .............................................        165,000          181,088
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08 ....................................        195,000          184,275
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(5)(9) .........        500,000          302,500
                                                                                                     -----------
                                                                                                      11,398,376
                                                                                                     -----------

                                                                               9


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Corporate Bonds and Notes (Continued)
Media/Entertainment: Wireless Communications--2.6%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07 .............................     $  100,000      $   71,000
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(9) ..................        554,000         113,570
Crown Castle International Corp.:
   0%/10.375% Sr. Disc. Nts., 5/15/11(9) .......................................        550,000         328,625
   0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(9) ...............................        800,000         580,000
ICO Global Communications (Holdings) Ltd., Units (each unit consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and one warrant
   to purchase 19.85 shares of common stock)(8)(13) ............................        400,000          90,000
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06 .....................        500,000         402,500
Microcell Telecommunications, Inc., 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(9) ....        750,000         455,625
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(9) ........        205,000         149,138
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 10/31/07(9) ..............        425,000         308,125
Omnipoint Corp.:
   11.50% Sr. Nts., 9/15/09(7) .................................................        200,000         210,000
   11.625% Sr. Nts., 8/15/06 ...................................................        300,000         315,000
   11.625% Sr. Nts., Series A, 8/15/06(10) .....................................      1,200,000       1,260,000
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04 .................        175,000         144,375
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(9) ..............      1,275,000         567,375
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(9) ..............        900,000         549,000
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07 .............        100,000         109,750
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08 ..................        700,000         721,000
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(9) ..............      1,000,000         565,000
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(9) ..................        600,000         340,500
                                                                                                     ----------
                                                                                                      7,280,583
                                                                                                     ----------
Metals/Minerals--1.0% AK Steel Corp.:
   7.875% Sr. Unsec. Nts., 2/15/09 .............................................        500,000         460,000
   9.125% Sr. Nts., 12/15/06 ...................................................        400,000         399,000
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08 ..............        800,000         728,000
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(9) .................      1,200,000         378,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07 .........................................        365,000         326,675
Republic Technologies International, Units (each unit consists of $1,000 principal amount of 13.75% sr. nts., 7/15/09 and one
   warrant to purchase Cl. D common stock at $0.01 per share)(13) ..............        400,000         372,000
                                                                                                     ----------
                                                                                                      2,663,675
                                                                                                     ----------
Retail--0.9%
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08 ........        293,000         286,408
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08 .........        500,000         362,500
Finlay Enterprises, Inc., 9% Debs., 5/1/08 .....................................        500,000         442,500


10


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Retail (Continued)
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08 .............................     $  300,000      $   271,500
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08 ....................        400,000          328,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07(5) ..........................        775,000          740,125
                                                                                                     -----------
                                                                                                       2,431,033
                                                                                                     -----------
Service--1.4%
Allied Waste North America, Inc.:
  7.875% Sr. Unsec. Nts., Series B, 1/1/09 .....................................        200,000          169,000
  10% Sr. Sub. Nts., 8/1/09(7) .................................................        500,000          425,625
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(7) .....................................        600,000          616,500
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 ......................        200,000          137,500
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08 ..........        445,000          451,675
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 ................        250,000          235,000
Lamar Media Corp., 8.625% Sr. Sub. Nts., 9/15/07 ...............................        500,000          486,250
Newcor, Inc., 9.875% Sr. Unsec. Sub. Nts., Series B, 3/1/08 ....................        500,000          277,500
Packaging Corp. of America, 9.625% Sr. Sub. Nts., 4/1/09(7) ....................        300,000          301,500
Protection One Alarm Monitoring, Inc., 13.625%
   Sr. Sub. Disc. Nts., 6/30/05 ................................................        655,000          153,925
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09 .............................         50,000           47,125
United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09 ............        500,000          462,500
US Unwired, Inc., 0%/13.375% Sr. Disc. Nts., 11/1/09(7)(9) .....................         50,000           27,000
                                                                                                     -----------
                                                                                                       3,791,100
                                                                                                     -----------
Transportation--2.0%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05(10) .......................      1,000,000          977,500
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06 .............................        250,000          217,500
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07 ....................        775,000          616,125
Navigator Gas Transport plc:
  10.50% First Priority Ship Mtg. Nts., 6/30/07(7) .............................      1,250,000          618,750
  Units (each unit consists of $1,000 principal amount of 12%
     second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(13) .........        100,000           16,500
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07 .......        600,000          543,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08 ..................................        500,000          432,500
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04 .....................        600,000          429,000
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
   Sr. Disc. Nts., Series B, 12/15/03(9) .......................................      1,500,000        1,485,000
                                                                                                     -----------
                                                                                                       5,335,875
                                                                                                     -----------
Utility--0.6%
Calpine Corp., 10.50% Sr. Nts., 5/15/06 ........................................        565,000          593,250
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11(10) .........        570,000          623,609
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11 ..........        500,000          445,530
                                                                                                     -----------
                                                                                                       1,662,389
                                                                                                     -----------
                                                                                                      85,938,588
                                                                                                     -----------


                                                                              11


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Loan Participations--0.8%
Shoshone Partners Loan Trust Sr. Nts., 7.063%, 4/28/02
   (representing a basket of reference loans and a total return swap
   between Chase Manhattan Bank and the Trust)(5)(12) ..........................    $ 2,500,000      $ 2,141,359
                                                                                                     -----------

                                                           Date         Strike      Contracts
                                                         --------      --------  ---------------
Options Purchased--0.0%
Morgan Guaranty Trust Co. of New York,
   The Emerging Markets
   Bond Index Linked Nts. Call Opt.(5) ............       1/19/00       $349.73           1,600           80,160
                                                                                                     -----------
Total Corporate Sector (Cost $99,192,254) .........                                                   89,509,928
                                                                                                     -----------

                                                                                      Face
                                                                                    Amount(1)
                                                                                 ---------------
International Sector--31.4%
Corporate Bonds and Notes--8.7%
Energy--0.5%
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05 ..........................    $ 1,000,000          972,500
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 ..............................        700,000          577,500
                                                                                                     -----------
                                                                                                       1,550,000
                                                                                                     -----------
Financial--2.6%
AB Spintab, 5.50% Bonds, Series 169, 9/17/03SEK ................................      3,900,000          467,096
Allgemeine Hypobk AG, 5% Sec. Nts., Series 501, 9/2/09EUR ......................        850,000          849,299
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(5)(8) IDR ..............  3,160,000,000           69,451
Deutsche Pfandbrief & Hypobank, 5.50% Sec. Nts., 1/15/10EUR ....................        580,000          603,664
Eurofima, 7.50% Sr. Unsec. Unsub. Nts., 11/4/02DEM .............................        770,000          446,255
Hypothekenbk in Essen, 3.50% Sec. Debs., 3/17/04EUR ............................      3,955,000        3,928,668
KBC Bank Funding Trust IV, 8.22% Nts., 11/29/49(14)(15)EUR .....................        650,000          697,672
PT Polysindo Eka Perkasa:
  20% Nts., 3/6/00(8)IDR .......................................................  3,000,000,000           57,143
  24% Nts., 6/19/03(8)IDR ......................................................  1,314,400,000           25,036
                                                                                                     -----------
                                                                                                       7,144,284
                                                                                                     -----------
Food/Tobacco--0.2%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07 .........        565,000          443,525
                                                                                                     -----------
Forest Products/Containers--0.1%
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05 ......        400,000          354,000
                                                                                                     -----------
Gaming/Leisure--0.3%
Intrawest Corp., 9.75% Sr. Nts., 8/15/08 .......................................        800,000          778,000
                                                                                                     -----------
Media/Entertainment: Diversified Media--0.2%
Imax Corp., 7.875% Sr. Nts., 12/1/05 ...........................................        700,000          654,500
                                                                                                     -----------


12


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Media/Entertainment: Telecommunications--4.0%
COLT Telecom Group plc:
   0%/12% Sr. Unsec. Disc. Nts., 12/15/06(9) ...................................     $  100,000      $    83,500
   Units (each unit consists of $1,000 principal amount of
     0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
     7.8 ordinary shares)(9)(13) ...............................................        900,000          760,500
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(9) ........      1,600,000        1,468,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08 ..................................        200,000          198,000
Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(7)EUR ...........................      1,850,000        1,993,148
NTL, Inc.:
   0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(9) ............................      1,500,000        1,005,000
   10% Sr. Nts., Series B, 2/15/07 .............................................        550,000          563,750
   11.50% Sr. Unsec. Nts., Series B, 10/1/08 ...................................        500,000          536,250
RSL Communications plc:
   9.125% Sr. Unsec. Nts., 3/1/08 ..............................................        500,000          422,500
   10.50% Gtd. Sr. Nts., 11/15/08 ..............................................        500,000          462,500
Telewest Communications plc:
   0%/9.25% Sr. Nts., 4/15/09(7)(9) ............................................        250,000          155,000
   0%/9.875% Sr. Nts., 4/15/09(7)(9)GBP ........................................        575,000          570,828
   0%/11% Sr. Disc. Debs., 10/1/07(9) ..........................................        500,000          456,875
   11.25% Sr. Nts., 11/1/08 ....................................................      1,035,000        1,115,213
United Pan-Europe Communications NV, 10.875% Sr. Nts., 8/1/09(7)EUR ............        750,000          778,471
Versatel Telecom International BV, 11.875% Sr. Nts., 7/15/09EUR ................        250,000          260,147
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(7) .................................        250,000          251,250
                                                                                                     -----------
                                                                                                      11,080,932
                                                                                                     -----------
Media/Entertainment: Wireless Communications--0.4%
Orange plc:
   8% Sr. Nts., 8/1/08 .........................................................        800,000          805,000
   8.75% Sr. Unsec. Bonds, 6/1/06(7) ...........................................        250,000          257,500
                                                                                                     -----------
                                                                                                       1,062,500
                                                                                                     -----------
Metals/Minerals--0.1%
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08 ...........        200,000          179,000
                                                                                                     -----------
Transportation--0.3%
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04GBP .............        545,000          880,429
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred Ship Mtg. Nts.,
   5/30/08 .....................................................................        300,000          114,375
                                                                                                     -----------
                                                                                                         994,804
                                                                                                     -----------
                                                                                                      24,241,545
                                                                                                     -----------


                                                                              13


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
U.S. Government Obligations--0.2%
Federal National Mortgage Assn.:
   Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02AUD ..............................        430,000      $  273,840
   Sr. Unsub. Nts., 6.375%, 8/15/07AUD .........................................        460,000         280,157
                                                                                                     ----------
                                                                                                        553,997
                                                                                                     ----------
Foreign Government Obligations--19.7%
Argentina--2.0%
Argentina (Republic of) Bonds:
   12.125%, 2/25/19 ............................................................        165,000         169,348
   Series D, Zero Coupon, 9.87%, 10/15/02(3) ...................................      1,200,000         906,000
   Series L, 6.812%, 3/31/05(12) ...............................................      1,584,000       1,405,800
Argentina (Republic of) Global Unsec. Unsub. Bonds,
   Series BGL5, 11.375%, 1/30/17 ...............................................      1,235,000       1,182,512
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
   8.75%, 7/10/02ARP ...........................................................      1,490,000       1,285,768
Banco Hipotecario Nacional (Argentina) Medium-Term Unsec. Nts.,
   Series 3, 10.625%, 8/7/06 ...................................................        546,000         546,000
                                                                                                     ----------
                                                                                                      5,495,428
                                                                                                     ----------
Australia--0.1%
Australia Postal Corp. Unsec. Unsub. Nts., 6%, 3/25/09AUD ......................        580,000         338,930
                                                                                                     ----------
Brazil--2.2%
Brazil (Federal Republic of) Bonds:
   11.625%, 4/15/04 ............................................................        160,000         152,848
   Series RG, 5.938%, 4/15/12(12) ..............................................        820,000         537,100
Brazil (Federal Republic of) Capitalization Bonds, 6.916%, 4/15/14 .............      3,718,488       2,500,684
Brazil (Federal Republic of) Debt Conversion Bonds, 7%, 4/15/12(12) ............      3,623,000       2,373,065
Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(12) ......        359,080         293,548
Brazil (Federal Republic of) Gtd. Bonds, 7%, 4/15/09(12) .......................        110,000          80,850
                                                                                                     ----------
                                                                                                      5,938,095
                                                                                                     ----------
Bulgaria--0.6%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.50%, 7/28/24(12) ..............        576,000         428,400
Bulgaria (Republic of) Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A, 2.75%, 7/28/12(11) .................................         10,000           6,750
Bulgaria (Republic of) Interest Arrears Bonds, 6.50%, 7/28/11(12) ..............      1,540,000       1,178,100
                                                                                                     ----------
                                                                                                      1,613,250
                                                                                                     ----------
Canada--0.1%
Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04CAD ....................        200,000         157,317
                                                                                                     ----------
Colombia--0.2%
Colombia (Republic of) Nts., 8.625%, 4/1/08 ....................................        135,000         115,594
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06 ........................        570,000         468,825
                                                                                                     ----------
                                                                                                        584,419
                                                                                                     ----------


14


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Ecuador--0.0%
Ecuador (Republic of) Past Due Interest Bonds, 2/27/15(8) ......................     $   25,615      $    5,507
                                                                                                     ----------
Finland--0.2%
Finland (Republic of) Bonds, 9.50%, 3/15/04EUR .................................        500,000         621,031
                                                                                                     ----------
France--0.5%
France (Government of) Bonds, Obligations Assimilables du Tresor,
   5.50%, 10/25/07EUR ..........................................................      1,300,000       1,400,591
                                                                                                     ----------
Germany--1.7%
Germany (Republic of) Bonds:
   6.25%, 4/26/06EUR ...........................................................        120,460         135,049
   6.75%, 5/13/04EUR ...........................................................        635,000         719,710
   6.75%, 7/15/04EUR ...........................................................      2,815,000       3,200,584
   Series 95, 6.50%, 10/14/05EUR ...............................................        375,799         426,129
Germany (Republic of) Nts., Series 98, 4%, 3/17/00EUR ..........................        140,605         148,234
                                                                                                     ----------
                                                                                                      4,629,706
                                                                                                     ----------
Great Britain--1.3%
United Kingdom Treasury Nts.:
   8%, 6/10/03GBP ..............................................................        850,000       1,469,385
   10%, 9/8/03GBP ..............................................................      1,105,000       2,036,217
                                                                                                     ----------
                                                                                                      3,505,602
                                                                                                     ----------
Hungary--0.3%
Hungary (Government of) Bonds, Series 01/H, 13.50%, 6/12/01HUF .................    219,660,000         906,860
                                                                                                     ----------
Italy--1.1%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
   8.75%, 7/1/06EUR ............................................................      2,000,000       2,507,084
   10.50%, 9/1/05EUR ...........................................................        467,392         619,745
                                                                                                     ----------
                                                                                                      3,126,829
                                                                                                     ----------
Ivory Coast--0.1%
Ivory Coast (Government of) Front Loaded Interest
   Reduction Bonds, 2%, 3/29/18(11) ............................................        641,000         161,852
Ivory Coast (Government of) Past Due Interest Bonds,
   Series 20 yr., 2%, 3/29/18(11) ..............................................        885,500         267,864
                                                                                                     ----------
                                                                                                        429,716
                                                                                                     ----------
Japan--0.6%
Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01JPY .....................    155,000,000       1,633,322
                                                                                                     ----------
Jordan--0.1%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(11) ...........        365,000         230,862
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(12) ................        125,000          84,062
                                                                                                     ----------
                                                                                                        314,924
                                                                                                     ----------


                                                                              15


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Foreign Government Obligations (Continued)
Mexico--2.6%
United Mexican States Bonds:
   11.375%, 9/15/16 ............................................................    $ 3,710,000      $3,974,337
   11.50%, 5/15/26 .............................................................      2,690,000       3,014,818
United Mexican States Collateralized Fixed Rate Par Bonds,
   Series W-A, 6.25%, 12/31/19 .................................................        170,000         127,500
                                                                                                     ----------
                                                                                                      7,116,655
                                                                                                     ----------
Nigeria--0.2%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20 .................        750,000         436,875
                                                                                                     ----------
Norway--0.9%
Norway (Government of) Bonds, 9.50%, 10/31/02NOK ...............................     17,300,000       2,419,918
                                                                                                     ----------
Panama--0.5%
Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(12) ..............      1,705,956       1,283,733
                                                                                                     ----------
Peru--0.7%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
   3.75%, 3/7/17(11) ...........................................................      3,490,000       1,928,225
                                                                                                     ----------
Philippines--0.2%
Philippines (Republic of) Bonds, 8.75%, 10/7/16 ................................        710,000         637,225
                                                                                                     ----------
Poland--0.7%
Poland (Republic of) Bonds:
   12%, 6/12/01PLZ .............................................................      4,077,000         925,537
   Series 1000, 13%, 10/12/00PLZ ...............................................      3,965,000         921,193
                                                                                                     ----------
                                                                                                      1,846,730
                                                                                                     ----------
Russia--1.0%
Russia (Government of) Debs., 12/15/15(8) ......................................      1,293,840         150,409
Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(8) ........      7,800,000         723,938
Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03 .................        665,000         407,313
Russia (Government of) Unsec. Bonds, 11%, 7/24/18 ..............................        602,000         294,980
Russian Federation Unsec. Unsub. Nts.:
   8.75%, 7/24/05 ..............................................................        320,000         154,400
   12.75%, 6/24/28 .............................................................      1,903,000       1,006,782
                                                                                                     ----------
                                                                                                      2,737,822
                                                                                                     ----------


16


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
South Africa--0.4%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10ZAR ..................      8,410,000      $ 1,236,458
                                                                                                     -----------
Venezuela--1.4%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27 ..................................      1,450,000          967,948
Venezuela (Republic of) Disc. Bonds, Series DL, 6.312%, 12/18/07(12) ...........      2,337,089        1,884,278
Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
   Series A, 6.875%, 3/31/07(12) ...............................................        892,857          712,054
Venezuela (Republic of) New Money Bonds,
   Series A, 6.437%, 12/18/05(12) ..............................................        382,357          308,993
                                                                                                     -----------
                                                                                                       3,873,273
                                                                                                     -----------
                                                                                                      54,218,441
                                                                                                     -----------
Loan Participations--1.0%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
   Tranche 1, 6.812%, 9/4/06(5)(12) ............................................        344,272          252,610
Algeria (Republic of) Trust III Nts., Tranche 3:
   1.063%, 3/4/10(5)(12)JPY ....................................................    152,654,000          705,783
   6.812%, 3/4/10(5)(12) .......................................................        598,000          414,115
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 5.906%, 1/1/09(5)(12) .............................................        519,190          451,696
  Tranche B, 5.906%, 1/1/09(5)(12) .............................................        689,411          635,120
Trinidad & Tobago Loan Participation Agreement,
   Tranche B, 1.148%, 9/30/00(5)(12)JPY ........................................     23,999,999          209,276
                                                                                                     -----------
                                                                                                       2,668,600
                                                                                                     -----------
Mortgage-Backed Obligations--0.2%
Nykredit AS, 7% Cv. Bonds, 10/1/29DKK ..........................................      3,055,000          423,173
                                                                                                     -----------

                                                                                       Units
                                                                                   -------------
Rights, Warrants and Certificates--0.0%
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/15/00(5) .........             80                1
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(5) ........................          2,800          119,700
Central Bank of Nigeria Wts., Exp. 11/15/20 ....................................            750               --
Venezuela (Republic of) Oil Linked Payment Obligation Wts.,
   Exp. 4/15/20 ................................................................          2,856               --
                                                                                                     -----------
                                                                                                         119,701
                                                                                                     -----------


                                                                              17


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Structured Instruments--1.6%
Citibank NA (Nassau Branch):
  Mexican Peso Linked Nts., 26.10%, 10/29/01MXN ................................      5,726,875      $   601,790
  Polish Zloty Linked Nts., 16.10%, 11/3/00 ....................................        620,660          620,660
Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00 ..............        485,000          471,371
Deutsche Morgan Grenfell, Turkish Lira Treasury Bill Linked Nts.,
   Zero Coupon, 82.04%, 5/24/00(3)TRL ..........................................350,557,900,000          503,120
Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.:
   87.282%, 1/9/01(12)TRL ...................................................... 87,600,000,000          211,507
   87.283%, 1/7/01(12)TRL ......................................................185,000,000,000          446,675
Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.:
   91.86%, 8/24/00(12) .........................................................        330,000          295,059
   92.10%, 8/24/00(12) .........................................................        330,000          294,664
Salomon, Inc. Indonesian Rupiah Linked Nts., 29.55%, 4/12/00 ...................        750,000          988,950
                                                                                                     -----------
                                                                                                       4,433,796
                                                                                                     -----------
Total International Sector (Cost $90,243,759)                                                         86,659,253
                                                                                                     -----------
Mortgage-Backed Sector--20.7%
Government Agency--15.4%
FHLMC/FNMA/Sponsored--14.8%
Federal Home Loan Mortgage Corp., Certificates of Participation,
   12%, 5/1/10-6/1/15 ..........................................................      1,004,776        1,113,791
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
   Gtd. Multiclass Mtg. Participation Certificates, Series 1343, Cl. LA,
   8%, 8/15/22 .................................................................      1,000,000        1,024,060
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24 ......        534,000          510,637
Federal Home Loan Mortgage Corp., Interest-Only Stripped
   Mtg.-Backed Security:
  Series 190, Cl. IO, 10.779%, 8/1/28(16) ......................................      7,727,269        2,512,570
  Series 197, Cl. IO, 11.092%, 4/1/28(16) ......................................      4,587,074        1,460,696
  Series 199, Cl. IO, 22.32%, 8/1/28(16) .......................................      5,113,475        1,662,679
Federal National Mortgage Assn.:
  6.50%, 1/1/29 ................................................................     11,508,974       11,032,387
  7%, 11/25/27(15) .............................................................      7,000,000        6,873,160
  7.50%, 6/1/10(10) ............................................................        693,229          702,762
  7.50%, 9/1/29 ................................................................      3,922,345        3,933,210
  7.50%, 9/1/29 ................................................................      8,077,655        8,100,030
  11%, 7/1/16(10) ..............................................................        390,671          430,441
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through
   Certificates, 13%, 6/1/15(10)(17) ...........................................        673,309          768,220


18


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
FHLMC/FNMA/Sponsored (Continued)
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Trust 1995-4, Cl. PC, 8%, 5/25/25 ................     $  664,690      $   677,771
                                                                                                     -----------
                                                                                                      40,802,414
                                                                                                     -----------
GNMA/Guaranteed--0.6%
Government National Mortgage Assn.:
   6%, 7/20/27 .................................................................        329,438          331,293
   7%, 1/15/28 .................................................................        578,280          567,790
   7%, 3/15/28 .................................................................        243,417          239,001
   11%, 10/20/19 ...............................................................        259,102          286,531
   12%, 11/20/13 ...............................................................         99,746          111,124
   12%, 2/20/15 ................................................................         61,256           68,427
   12%, 9/20/15 ................................................................        109,675          122,700
                                                                                                     -----------
                                                                                                       1,726,866
                                                                                                     -----------
Private--5.3%
Commercial--3.7%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
   Series 1996-D3, Cl. A5, 8.142%, 10/13/26(12) ................................        500,000          445,469
   Series 1996-MD6, Cl. A5, 7.163%, 11/13/26(12) ...............................        800,000          768,250
Capital Lease Funding Securitization LP, Interest-Only Stripped
   Mtg.-Backed Security, Series 1997-CTL1, 11.378%, 6/22/24(5)(16) .............     10,665,693          439,960
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 29.86%, 12/25/20(5)(16) ......     12,416,600          162,968
General Motors Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.985%, 7/15/27(16) ............      3,363,976          260,708
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
   Series 1996-C1, Cl. D, 7.42%, 4/25/28 .......................................        800,000          767,375
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
   Series 1996-C1, Cl. D1, 7.421%, 2/15/28(5)(12) ..............................      1,000,000          953,750
NationsCommercial Corp., NB Commercial Mtg. Pass-Through Certificates,
   Series DMC:
   Cl. B, 8.562%, 8/12/11(5) ...................................................        400,000          378,250
   Cl. C, 8.921%, 8/12/11(5) ...................................................        400,000          379,750
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through Certificates,
   Series 1, Cl. D, 7.68%, 12/21/26(5) .........................................        500,000          482,188
Structured Asset Securities Corp., Commercial Mtg. Pass-Through Certificates,
   Series 1997-LLI, Cl. E, 7.30%, 4/12/12 ......................................        500,000          434,063
Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
   Series 1996-C3, Cl. D, 8%, 6/25/30(5) .......................................        650,000          653,656
   Series 1999-1, 10%, 8/25/28 .................................................      3,985,392        3,962,974
                                                                                                     -----------
                                                                                                      10,089,361
                                                                                                     -----------


                                                                              19


Statement of Investments (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                       Face         Market Value
                                                                                     Amount(1)       See Note 1
                                                                                   -------------    ------------
Private (Continued)
Residential--1.6%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
   Series 1997-C1, Cl. E, 7.50%, 3/1/11(5) .....................................     $  710,000     $    592,184
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
   Series 1997-CHL1, Cl. C, 8.227%, 7/25/06(5)(12) .............................        800,000          734,000
Residential Asset Securitization Trust, Collateralized Mtg. Obligations,
   Non-Accelerated Security, Series 1997-A2, Cl. A8, 7.75%, 4/25/27 ............      2,000,000        1,997,500
Salomon Brothers Mortgage Securities VII, Series 1996-B,
   Cl. 1, 6.581%, 4/25/26(5) ...................................................      1,282,666          865,399
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(5) .............        250,000          236,328
                                                                                                    ------------
                                                                                                       4,425,411
                                                                                                    ------------
Total Mortgage-Backed Sector (Cost $57,304,147) ................................                      57,044,052
                                                                                                    ------------
Money Market Sector--4.0%
Repurchase agreement with PaineWebber, Inc., 5.20%, dated 10/29/99, to be repurchased at $10,904,723 on 11/1/99, collateralized by U.S. Treasury Nts.,
   5.75%-6.875%, 3/31/01-10/15/06, with a value of $2,795,793 and U.S. Treasury
   Bonds, 5.50%-12%, 8/15/13-8/15/28,
   with a value of $8,432,354 (Cost $10,900,000) ...............................     10,900,000       10,900,000
                                                                                                    ------------
Total Investments, at Value (Cost $292,451,061) ................................          100.9%     277,557,925
Liabilities in Excess of Other Assets ..........................................           (0.9)      (2,377,202)
                                                                                     ----------     ------------
Net Assets .....................................................................          100.0%    $275,180,723
                                                                                     ==========     ============

Oppenheimer Multi-Sector Income Trust

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP -- Argentine Peso                   IDR -- Indonesian Rupiah
AUD -- Australian Dollar                JPY -- Japanese Yen
BRR -- Brazilian Real                   MXN -- Mexican Nuevo Peso
CAD -- Canadian Dollar                  NOK -- Norwegian Krone
DEM -- German Mark                      PLZ -- Polish Zloty
DKK -- Danish Krone                     SEK -- Swedish Krona
EUR -- Euro                             TRL -- Turkish Lira
GBP -- British Pound Sterling           ZAR -- South African Rand
HUF -- Hungarian Forint

2. Securities with an aggregate market value of $4,729,158 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Interest or dividend is paid in kind.
5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
6. Non-income-producing security.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,111,825 or 2.95% of the Trust's net assets as of October 31, 1999.
8. Non-income-producing--issuer is in default.
9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
10. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
11. Represents the current interest rate for an increasing rate security.
12. Represents the current interest rate for a variable rate security.
13. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
14. Represents the current interest rate for a decreasing rate security.
15. When-issued security to be delivered and settled after October 31, 1999.
16. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
17. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                           Contracts      Expiration      Exercise       Premium      Market Value
                                         Subject to Put      Date           Price        Received      See Note 1
------------------------------------------------------------------------------------------------------------------
Brazilian Real Put Opt.                     3,388,275       1/28/00       2.054 BRR       $56,100        $42,353


See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities October 31, 1999
Oppenheimer Multi-Sector Income Trust


ASSETS
Investments, at value (cost $292,451,061)--see accompanying statement ..........................    $277,557,925
Cash ...........................................................................................          24,089
Unrealized appreciation on foreign currency exchange contracts .................................          44,630
Receivables and other assets:
   Interest, dividends and principal paydowns ..................................................       5,443,999
   Investments sold ............................................................................       2,076,643
   Daily variation on futures contracts ........................................................         186,944
   Closed foreign currency exchange contracts ..................................................          18,000
   Other .......................................................................................          16,436
                                                                                                    ------------
     Total assets ..............................................................................     285,368,666
                                                                                                    ------------

LIABILITIES
Unrealized depreciation on foreign currency exchange contracts .................................           8,809
Options written, at value (premiums received $56,100)--see accompanying statement ..............          42,353
Payables and other liabilities:
   Investments purchased (including $7,560,083 purchased on a when-issued basis) ...............       9,211,457
   Daily variation on futures contracts ........................................................         508,469
   Trustees' compensation ......................................................................         206,071
   Management and administrative fees ..........................................................          51,946
   Closed foreign currency exchange contracts ..................................................          29,909
   Other .......................................................................................         128,929
                                                                                                    ------------
     Total liabilities .........................................................................      10,187,943
                                                                                                    ------------
NET ASSETS .....................................................................................    $275,180,723
                                                                                                    ============

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest .....................................................    $    291,161
Additional paid-in capital .....................................................................     312,129,416
Overdistributed net investment income ..........................................................        (418,568)
Accumulated net realized loss on investments and foreign currency transactions .................     (22,009,025)
Net unrealized depreciation on investments and translation of
  assets and liabilities denominated in foreign currencies .....................................     (14,812,261)
                                                                                                    ------------
NET ASSETS--applicable to 29,116,068 shares of beneficial interest outstanding .................    $275,180,723
                                                                                                    ============
NET ASSET VALUE PER SHARE ......................................................................           $9.45
                                                                                                           =====

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended October 31, 1999
Oppenheimer Multi-Sector Income Trust


INVESTMENT INCOME
Interest ..................................................................................     $ 27,434,883
Dividends .................................................................................          784,345
                                                                                                ------------
     Total income .........................................................................       28,219,228
                                                                                                ------------

EXPENSES
Management fees ...........................................................................        1,857,232
Administrative fees .......................................................................          571,349
Shareholder reports .......................................................................          191,217
Custodian fees and expenses ...............................................................           79,349
Trustees' compensation ....................................................................           78,917
Transfer and shareholder servicing agent fees .............................................           45,641
Accounting service fees ...................................................................           24,000
Other .....................................................................................          103,510
                                                                                                ------------
     Total expenses .......................................................................        2,951,215
Less expenses paid indirectly .............................................................          (12,401)
                                                                                                ------------
Net expenses ..............................................................................        2,938,814
                                                                                                ------------
NET INVESTMENT INCOME .....................................................................       25,280,414
                                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments ............................................................................      (11,162,893)
   Closing of futures contracts ...........................................................         (569,134)
   Closing and expiration of option contracts written .....................................           35,078
   Foreign currency transactions ..........................................................       (2,353,067)
                                                                                                ------------
     Net realized loss ....................................................................      (14,050,016)
                                                                                                ------------
Net change in unrealized appreciation or depreciation on:
   Investments ............................................................................        1,581,442
   Translation of assets and liabilities denominated in foreign currencies ................          (99,619)
                                                                                                ------------
     Net change ...........................................................................        1,481,823
                                                                                                ------------
Net realized and unrealized loss ..........................................................      (12,568,193)
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................     $ 12,712,221
                                                                                                ============

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Oppenheimer Multi-Sector Income Trust


                                                                                   Year Ended October 31,
                                                                                    1999             1998
                                                                                 ------------     ------------
OPERATIONS
Net investment income .......................................................... $ 25,280,414     $ 23,029,394
Net realized loss ..............................................................  (14,050,016)      (1,954,051)
Net change in unrealized appreciation or depreciation ..........................    1,481,823      (20,031,594)
                                                                                 ------------     ------------
  Net increase in net assets resulting from operations .........................   12,712,221        1,043,749
                                                                                 ------------     ------------

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ...........................................  (23,438,435)     (22,561,595)
Tax return of capital ..........................................................           --       (1,547,363)
                                                                                 ------------     ------------

NET ASSETS
Total decrease .................................................................  (10,726,214)     (23,065,209)
Beginning of period ............................................................  285,906,937      308,972,146
                                                                                 ------------     ------------
End of period [including undistributed (overdistributed) net investment
  income of $(418,568) and $169,342, respectively] ............................. $275,180,723     $285,906,937
                                                                                 ============     ============


See accompanying Notes to Financial Statements.

Financial Highlights
Oppenheimer Multi-Sector Income Trust

                                                                          Year Ended October 31,
                                                       -----------------------------------------------------------
                                                        1999         1998         1997         1996          1995
                                                       ------       -------      -------      -------       ------
PER SHARE OPERATING DATA
Net asset value, beginning of period ..............     $9.82       $10.61        $10.52       $10.14       $10.17
                                                        -----       ------        ------       ------       ------
Income (loss) from investment operations:
  Net investment income ...........................       .87          .79           .89          .91          .94
  Net realized and unrealized gain (loss) .........      (.43)        (.75)          .08          .37         (.04)
                                                        -----       ------        ------       ------       ------
    Total income from investment operations .......       .44          .04           .97         1.28          .90
                                                        -----       ------        ------       ------       ------
Dividend and/or distributions to shareholders:
  Dividends from net investment income ............      (.81)        (.78)         (.88)        (.90)        (.91)
  Tax return of capital ...........................        --         (.05)           --           --         (.02)
                                                        -----       ------        ------       ------       ------
    Total dividends and/or distributions
      to shareholders .............................      (.81)        (.83)         (.88)        (.90)        (.93)
                                                        -----       ------        ------       ------       ------
Net asset value, end of period ....................     $9.45       $ 9.82        $10.61       $10.52       $10.14
                                                        =====       ======        ======       ======       ======
Market value, end of period .......................     $8.06       $ 9.38        $10.13       $ 9.88       $10.00
                                                        =====       ======        ======       ======       ======

TOTAL RETURN, AT MARKET VALUE(1) ..................     (6.64)%       0.17%        11.40%        7.85%       15.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..........  $275,181     $285,907      $308,972     $306,181     $295,128
Average net assets (in thousands) .................  $285,213     $304,773      $308,712     $298,496     $288,884
Ratios to average net assets:(2)
  Net investment income ...........................      8.86%        7.56%         8.42%        8.87%        9.51%
  Expenses ........................................      1.03%        1.01%(3)      0.99%(3)     1.04%(3)     1.05%(3)
Portfolio turnover rate(4) ........................       159%         402%          259%         225%         240%

1. Assumes a $1,000 hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.
2. Annualized for periods of less than one full year.
3. The expense ratio reflects the effect of expenses paid indirectly by the Trust.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended October 31, 1999, were $418,867,882 and $494,995,156, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

Structured Notes. The Trust invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 1999, the market value of these securities comprised 1.82% of the Trust's net assets and resulted in realized and unrealized losses of $889,943. The Trust also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Trust on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Trust may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such purchases while remaining substantially fully

Oppenheimer Multi-Sector Income Trust

invested. As of October 31, 1999, the Trust had entered into net outstanding when-issued or forward commitments of $7,560,083.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Trust records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk. The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1999, securities with an aggregate market value of $1,349,009, representing 0.49% of the Trust's net assets, were in default.

Foreign Currency Translation. The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $21,079,000, which expires between 2003 and 2007.

Trustees' Compensation. The Trust has adopted a nonfunded retirement plan for the Trust's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended October 31, 1999, a provision of $45,330 was made for the Trust's projected benefit obligations and payments of $8,387 were made to retired trustees, resulting in an accumulated liability of $205,542 as of October 31, 1999.

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Trust. Under the plan, the

Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies
  (continued)

compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The Trust adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in additional paid-in capital of $11,431, a decrease in undistributed net investment income of $2,429,889, and a decrease in accumulated net realized loss on investments of $2,441,320.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended October 31, 1999 and 1998.

Oppenheimer Multi-Sector Income Trust

3. Unrealized Gains and Losses on Securities

As of October 31, 1999, net unrealized depreciation on securities and options written of $14,879,389 was composed of gross appreciation of $5,248,782, and gross depreciation of $20,128,171.

4. Management and Administrative Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of 0.20% of the Trust's average annual net assets.

The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Trust include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Trust may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

Oppenheimer Multi-Sector Income Trust

5. Foreign Currency Contracts (continued)

As of October 31, 1999, the Trust had outstanding foreign currency contracts as follows:

                                                                     Valuation
                                                       Contract         As of
                                     Expiration         Amount       October 31,  Unrealized   Unrealized
Contract Description                     Date           (000s)          1999     Appreciation Depreciation
----------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Canadian Dollar (CAD) .........           11/29/99    1,380  CAD    $  938,744      $    --      $1,407
Euro (EUR) ....................           11/10/99      650  EUR       683,687           --         568
Japanese Yen (JPY) ............            12/6/99  136,900  JPY     1,319,226        3,575          --
Polish Zloty (PLZ) ............            11/3/99    2,775  PLZ       657,044           --       2,956
                                                                                    -------      ------
                                                                                      3,575       4,931
                                                                                    -------      ------
Contracts to Sell
-----------------
Australian Dollar (AUD) .......           11/17/99    1,040  AUD       662,933       10,662          --
British Pound Sterling (GBP) ..  11/22/99-12/13/99    1,630  GBP     2,674,836           --       3,878
Euro (EUR) ....................   11/22/99-12/1/99    2,533  EUR         2,667       20,210          --
Japanese Yen (JPY) ............           11/24/99  134,118  JPY     1,289,713        9,894          --
New Zealand Dollar (NZD) ......           11/24/99       15  NZD         7,597          289          --
                                                                                    -------      ------
                                                                                     41,055       3,878
                                                                                    -------      ------
Total Unrealized Appreciation and Depreciation                                      $44,630      $8,809
                                                                                    =======      ======

6. Futures Contracts

The Trust may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Trust may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust may recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Oppenheimer Multi-Sector Income Trust

As of October 31, 1999, the Trust had outstanding futures contracts as follows:

                                                                                Valuation
                                                                                   As of       Unrealized
                                                    Expiration     Number of   October 31,    Appreciation
Contract Description                                    Date       Contracts       1999      (Depreciation)
-----------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Euro-Bund ........................................     12/8/99            9   $ 1,001,709      $  23,177
Euro-Schatz ......................................     12/8/99           28     3,039,613         12,066
Standard & Poor's 500 Index ......................    12/16/99           20     6,881,000        416,250
                                                                                               ---------
                                                                                                 451,493
                                                                                               ---------
Contracts to Sell
-----------------
Euro-Bobl ........................................     12/8/99           35     3,839,616        (38,470)
Japanese Treasury Bond, 10 yr. ...................      3/8/00            1       627,396            718
Japanese Treasury Bond, 10 yr. ...................      3/9/00            2     2,509,199          2,875
U.K. Long Gilt ...................................    12/24/99            5       885,676        (14,522)
U.S. Treasury Bond, 5 yr. ........................    12/20/99           84     9,068,063         26,328
U.S. Long Bond ...................................    12/20/99          250    28,398,438       (361,094)
U.S. Treasury Bond, 10 yr. .......................    12/20/99           88     9,655,250        (22,383)
                                                                                               ---------
                                                                                                (406,548)
                                                                                               ---------
                                                                                               $  44,945
                                                                                               =========

7. Option Activity

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Oppenheimer Multi-Sector Income Trust

7. Option Activity (continued)

Written option activity for the year ended October 31, 1999 was as follows:

                                                                          Call Options
--------------------------------------------------------------------------------------------------------
                                                        Number of Options              Amount of Premium
                                                      ---------------------         --------------------
Options outstanding as of October 31, 1998 ........              --                        $     --
Options written ...................................          150,000                         10,500
Options closed or expired .........................         (150,000)                       (10,500)
Options exercised .................................               --                             --
                                                            --------                       --------
Options outstanding as of October 31, 1999 ........               --                       $     --
                                                            ========                       ========

                                                                           Put Options
--------------------------------------------------------------------------------------------------------
                                                        Number of Options              Amount of Premium
                                                      ---------------------         --------------------
Options outstanding as of October 31, 1998 ........               --                       $     --
Options written ...................................       20,498,888                        215,931
Options closed or expired .........................      (17,107,840)                       (83,359)
Options exercised .................................           (2,773)                       (76,472)
                                                         -----------                       --------
Options outstanding as of October 31, 1999 ........        3,388,275                       $ 56,100
                                                         ===========                       ========

8. Illiquid or Restricted Securities

As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $15,497,251, which represents 5.63% of the Trust's net assets, of which $997,875 is considered restricted. Information concerning restricted securities is as follows:

                                                                                               Valuation
                                                               Acquisition      Cost        Per Unit as of
Security                                                          Date        Per Unit     October 31, 1999
-----------------------------------------------------------------------------------------------------------
Stocks and Warrants
-------------------
Becker Gaming, Inc. Wts., Exp. 11/15/00 ...........              11/18/1993     $ 2.00          $   --
CGA Group Ltd., Preferred, Series A ...............               6/17/1997      25.00           25.00
CGA Group Ltd. Wts., Exp. 12/31/49 ................               6/17/1997         --            0.30

Independent Auditors' Report
Oppenheimer Multi-Sector Income Trust

The Board of Trustees and Shareholders of Oppenheimer
Multi-Sector Income Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Multi-Sector Income Trust as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
November 19, 1999

Federal Income Tax Information (Unaudited)
Oppenheimer Multi-Sector Income Trust

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1999. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

Dividends paid by the Trust during the fiscal year ended October 31, 1999, which are not designated as capital gain distribution should be multiplied by 3.35% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Oppenheimer Multi-Sector Income Trust


General Information Concerning the Trust

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. In seeking its objective, the Trust may invest any percentage of its assets in at least three of the following seven fixed income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of "derivative investments" and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Trust and a Senior Vice President of the Advisor and Mr. Wong is an Assistant Vice President of the Advisor. Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust's portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr. Wong has worked on fixed income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for Economics as the University of Chicago. Other members of the Advisor's fixed income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Trust's Portfolio Managers with support in managing the Trust's portfolio.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and the issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

The Manager and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those brokers, information services, the Trust's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust. The extent of that risk cannot be ascertained at this time.


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Oppenheimer Multi-Sector Income Trust
General Information Concerning the Trust (Continued)

Dividend Reinvestment and Cash Purchase Plan--Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.


36
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Oppenheimer Multi-Sector Income Trust
General Information Concerning the Trust (Continued)

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information--The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."


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Oppenheimer Multi-Sector Income Trust

      Officers and Trustees
      Leon Levy, Chairman of the Board of Trustees
      Donald W. Spiro, Vice Chairman of the Board
        of Trustees
      Bridget A. Macaskill, Trustee and President
      Robert G. Galli, Trustee
      Phillip A. Griffiths, Trustee
      Benjamin Lipstein, Trustee
      Elizabeth B. Moynihan, Trustee
      Kenneth A. Randall, Trustee
      Edward V. Regan, Trustee
      Russell S. Reynolds, Jr., Trustee
      Pauline Trigere, Trustee
      Clayton K. Yeutter, Trustee
      Arthur P. Steinmetz, Vice President
      Caleb Wong, Vice President
      Brian W. Wixted, Treasurer
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Andrew J. Donohue, Secretary
      Robert G. Zack, Assistant Secretary

      Investment Advisor
      OppenheimerFunds, Inc.

      Administrator
      Mitchell Hutchins Asset Management Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      The Bank of New York

      Independent Auditors
      KPMG LLP

      Legal Counsel
      Mayer, Brown & Platt

      This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


RA0680.001.1099 (recycle symbol) Printed on recycled paper